Exhibit 10.8(c)


                     SECOND AMENDMENT TO LOAN AGREEMENT



THIS SECOND AMENDMENT TO LOAN AGREEMENT (the "Amendment")is entered into this _____ day of April, 1994, by and between NORWEST BANK ARIZONA, NATIONAL ASSOCIATION, a national banking association ("Norwest"), successor in interest to Citibank (Arizona), an Arizona banking corporation ("Citibank"), and CONTINENTAL HOMES HOLDING CORP., a Deleware corpoation ( the "Borrower"), and is consented to by CHI CONSTRUCTION COMPANY, an Arizona corporation, and CONTINENTAL HOMES, INC., a Deleware corporation (collectively, "Guarantors").


                                  RECITALS:

     A. Citibank and Borrower entered into a Loan Agreement (the "Agreement"), dated as of April 5, 1993 and modified by that certain First Amendment to Loan Agreement dated November 15, 1993, pursuant to which Citibank agreed to advance funds to Borrower on a revolving credit basis in an aggregate amount not to exceed FIVE MILLION AND NO/100 DOLLARS ($5,000,000.00)

     B. Repayment of amounts borrowed under the revolving credit was guaranteed by the Guarantors,

     C. Norwest is, by purchase of assets, successor in interest to Citibank.

     D. Borrower and Norwest desire to amend the Loan Agreement, and Guarantors are agreeable to such amendment.


NOW, THEREFORE, in consideration of the foregoing and of the mutual benefit to each, the parties hereto agree as follows:

    1. Paragraph 6.18 is amended as follows: BORROWER shall at all times maintain on deposit with NORWEST an unencumbered, collected and noninterest bearing compensating balance in an amount not less than Two Hundred Fifty Thousand and No/100ths Dollars ($250,000.00)

    2. Except as expressly amended hereby the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereby execute this amendment as of the day and year first written above.


NORWEST:


NORWEST BANK ARIZONA,
NATIONAL ASSOCIATION
success in interest to Citibank (Arizona)


By:  /s/Kevin Kosan
     --------------
        Kevin Kosan

Its:  Vice President
     ---------------


BORROWER:


CONTINENTAL HOMES HOLDING CORP.


By:  /s/Kenda B. Gonzales
     --------------------
Its:  Secretary and Treasurer
     ------------------------


GUARANTORS:


CHI CONSTRUCTION COMPANY

_________________________________________________
Its:  ___________________________________________


CONTINENTAL HOMES, INC.

_________________________________________________
Its:  ___________________________________________